EXHIBIT 99

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)

1.       ARCHON GROUP, L.P.

                ITEM                                                    INFORMATION
                ----                                                    -----------

Name and Address:                                         ARCHON GROUP, L.P.
                                                          600 EAST LAS COLINAS BLVD., IRVING, TX 75039

Designated Filer:                                         THE GOLDMAN SACHS GROUP, INC.

Issuer Name and Ticker or Trading Symbol:                 GRUBB & ELLIS COMPANY (GBEL)

Date of Earliest Transaction Required to be Reported      03/09/05
(Month/Day/Year):

If Amendment, Date Original Filed
(Month/Day/Year):

Relationship of Reporting Person(s) to Issuer:            10% OWNER

Individual or Joint/Group Filing:                         FORM FILED BY MORE THAN ONE REPORTING PERSON

Signature:                                                /s/ EDWARD T. JOEL, BY POWER OF ATTORNEY, ON BEHALF OF
                                                          ARCHON GROUP, L.P.

2.       ARCHON GEN-PAR, INC.

                ITEM                                                    INFORMATION
                ----                                                    -----------

Name and Address:                                         ARCHON GEN-PAR, INC.
                                                          600 EAST LAS COLINAS BLVD., IRVING, TX 75039

Designated Filer:                                         THE GOLDMAN SACHS GROUP, INC.

Issuer Name and Ticker or Trading Symbol:                 GRUBB & ELLIS COMPANY (GBEL)

Date of Earliest Transaction Required to be Reported      03/09/05
(Month/Day/Year):

If Amendment, Date Original Filed
(Month/Day/Year):

Relationship of Reporting Person(s) to Issuer:            10% OWNER

Individual or Joint/Group Filing:                         FORM FILED BY MORE THAN ONE REPORTING PERSON

Signature:                                                /s/ EDWARD T. JOEL, BY POWER OF ATTORNEY, ON BEHALF OF
                                                          ARCHON GEN-PAR, INC.


3.       GOLDMAN, SACHS & CO.

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
                ITEM                                                    INFORMATION
                ----                                                    -----------

Name and Address:                                         GOLDMAN, SACHS & CO.
                                                          85 BROAD STREET, NEW YORK, NEW YORK 10004

Designated Filer:                                         THE GOLDMAN SACHS GROUP, INC.

Issuer Name and Ticker or Trading Symbol:                 GRUBB & ELLIS COMPANY (GBEL)

Date of Earliest Transaction Required to be Reported      03/09/05
(Month/Day/Year):

If Amendment, Date Original Filed
(Month/Day/Year):

Relationship of Reporting Person(s) to Issuer:            10% OWNER

Individual or Joint/Group Filing:                         FORM FILED BY MORE THAN ONE REPORTING PERSON

Signature:                                                /s/ EDWARD T. JOEL, BY POWER OF ATTORNEY, ON BEHALF OF
                                                          GOLDMAN, SACHS & CO.